UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by NeoGenomics, Inc., a Nevada Corporation (“NeoGenomics”) for the purpose of amending Item 2.01 Completion of Acquisition or Disposition of Assets and Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by NeoGenomics with the U.S. Securities and Exchange Commission (“SEC”) on July 11, 2014 (the “Original Form 8-K”) in connection with the completion of the acquisition of Path Labs, LLC, d/b/a Path Logic, a Delaware limited liability company (“Path Logic”). As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC. We are also amending Item 2.01 with respect to the purchase price amount as estimates have changed since the Original Form 8-K was filed.

FORWARD-LOOKING STATEMENTS

This Amendment, including the Exhibits attached hereto, contains “forward-looking statements” and information within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that could cause our actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the risks set forth from time to time in the Company’s filings with the SEC. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changes events or circumstances after the date of this release, unless required by law.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 8, 2014, NeoGenomics Laboratories, Inc., a Florida corporation (“Neo Labs”), a wholly owned subsidiary of NeoGenomics, entered into a membership interest purchase agreement (the “Agreement”) with Path Logic, and Path Labs Holdings, LLC, a Delaware limited liability company (“PL Holdings”), whereby Neo Labs acquired all of the outstanding equity ownership interests in Path Logic from PL Holdings for a purchase price of $5.9 Million (the “Acquisition”). Neo Labs paid the purchase price using cash on hand and borrowings on its revolving credit facility.

The summary of the Agreement set forth above does not purport to be a complete statement of the terms of such document. The summary is qualified in its entirety by reference to the full text of the document, a copy of which has been filed with the Original Form 8-K as Exhibit 2.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following financial statements of Path Labs, LLC are being filed as exhibits hereto and are incorporated by reference herein:

Exhibit 99.1 — Path Labs, LLC audited financial statements, including the independent auditor’s report as of and for the years ended December 31, 2013 and 2012.

Exhibit 99.2 — Path Labs, LLC condensed financial statements as of June 30, 2014 (unaudited) and December 31, 2013 and for the six months ended June 30, 2014 and 2013 (unaudited).

(b) Pro forma financial information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.3 — Unaudited pro forma condensed combined financial statements and explanatory notes for NeoGenomics as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013.

(c) Not Applicable.

(d)	Exhibits.

2.1*	Membership Interest Purchase Agreement by and among NeoGenomics Laboratories, Inc., Path Labs, LLC, and Path Labs Holdings, LLC, dated July 8, 2014

23.1	Consent of Crowe Horwath LLP, Independent Auditor of Path Labs, LLC

99.1	Audited financial statements of Path Labs, LLC. as of and for the years ended December 31, 2013 and 2012 and Independent Auditor’s Report thereon

99.2	Condensed financial statements of Path Labs, LLC. as of June 30, 2014 (unaudited) and December 31, 2013 and for the six months ended June 30, 2014 and 2013 (unaudited)

99.3	Unaudited pro forma condensed combined financial statements and explanatory notes for NeoGenomics, Inc. as of June 30, 2014, for the six months ended June 30, 2014 and for the year ended December 31, 2013

99.4*	Press Release of NeoGenomics, Inc. dated July 8, 2014

*	Previously Filed with the Original Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ George A. Cardoza
George A. Cardoza
Chief Financial Officer

Date: August 7, 2014